[Front]                                                        Exhibit 4.1

                       INCORPORATED UNDER THE LAWS OF THE
                               STATE OF DELAWARE
NUMBER                                                         SHARES

                               EPIX MEDICAL INC.

COMMON STOCK                                                   COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA AND NEW YORK, NY
                                                                CUSIP

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF EPIX Medical, Inc. (herein called the "Corporation") transferable upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of The Commonwealth of Massachusetts and to the Certificate of Incorporation of the Corporation as now or hereafter amended, as to all of which the holder of this certificate assents by acceptance hereof.

      This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

       IN WITNESS WHEREOF OF, __________________ has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

       Dated:

[Seal]   ___________________   ___________________
         TREASURER             PRESIDENT

COUNTERSIGNED AND REGISTERED: FIRST NATIONAL BANK OF BOSTON (BOSTON) TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE
AMERICAN BANK NOTE COMPANY

[Reverse Side]

                           EPIX MEDICAL, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. A COPY OF THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES WILL BE FURNISHED BY THE CORPORATION UPON WRITTEN REQUEST AND WITHOUT CHARGE.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT-_______Custodian______
TENANT  - as tenants by the entireties                   (Cust)         (Minor)
JT TEN  - as joint tenants with right      under Uniform Gifts to Minors
          of survivorship and not as       Act_________________
             tenants in common                    (State)

    Additional abbreviations may also be used through not in the above list.

   For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 --------------------
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     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                  OF ASSIGNEE

__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
____________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________
__________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated, __________________
                                               ___________________________

SIGNATURE(S) GUARANTEED:__________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

NOTICE: The signature to this agreement must correspond with the name as written upon the face of the Certificate, in every particular, without alternation or enlargement, or any change whatever.